Exhibit 10.4

CONFIDENTIAL TREATMENT REQUESTED.
Confidential portions of this document have been redacted and have been separately filed with the Commission.

ABRAHAM TRADING COMPANY

Moody Building, Second & Main

Canadian, Texas 79014

(806) 323-8000

CUSTOMER AGREEMENT

AND

TRADING AUTHORIZATION

This Customer Agreement and Trading Authorization (“Agreement”) is made and entered into as of the date set forth at the end of this Agreement by and between Abraham Trading Company (“ATC”), and the undersigned customer(s) (“Customer”);

WHEREAS, Customer hereby acknowledges to ATC that Customer has received, read, and understood and carefully considered the risks outlined in the Disclosure Document dated June 30, 2010 of ATC, and Customer has signed an acknowledgment to that effect;

WHEREAS, Customer hereby represents to ATC that Customer has capital available and desires to invest such capital in speculative investments in “commodity interests,” which term shall include, for purposes of this Agreement, contracts on and for physical commodities, currencies, mortgage-backed securities, money market instruments, obligations of and guaranteed by the United States Government, and any other financial instruments, securities, stock, financial, and economic indices, and items which are now, or may hereafter be, the subject of futures contract trading, futures contracts, options on futures contracts and physical commodities, cash and forward contracts, foreign exchange commitments, deferred delivery contracts, leverage contracts, and other commodity-related contracts, agreements, and transactions, and securities (such as United States Treasury bills) approved by the United States Commodity Futures Trading Commission for investment of customer funds;

WHEREAS, Customer, if an individual, hereby represents to ATC that Customer is of full legal age in the jurisdiction in which Customer resides and is legally competent to execute and deliver this Agreement and to purchase, sell, trade, and own commodity interests as contemplated by this Agreement;

WHEREAS, Customer, if a corporation, partnership, trust, or other entity or association, hereby represents to ATC that Customer has full power and authority to execute and deliver this Agreement and to purchase, sell, and trade, and own commodity interests as contemplated by this Agreement and the individual executing and delivering this Agreement for and on behalf of Customer is of full legal age in the jurisdiction in which such individual resides and is legally competent and has full power and authority to do so on behalf of Customer and its stockholders, partners, or beneficiaries;

WHEREAS, Customer hereby represents to ATC that, if a corporation, Customer is duly organized under the laws of Delaware, with full power and authority to enter into and perform its obligations under this Agreement and to conduct its business, and the performance by Customer of its obligations under this Agreement will not violate the terms or provisions of, or constitute a default under, the organizational and operational documents of Customer or any other agreement to which Customer is a party or by which it is bound;

WHEREAS, Customer hereby represents to ATC that, if necessary under the laws of the United States, Customer is registered as commodity pool operator with the Commodity Futures Trading Commission (“CFTC”), and/or is registered with the Securities and Exchange Commission (“SEC”), and is a member of the National Futures Association (“NFA”), and such registrations and membership, if applicable, have not expired or been revoked, suspended, terminated, or not renewed or limited or qualified in any respect;

WHEREAS, Customer hereby represents to ATC that Customer has complied and will continue to comply with all laws, rules, and regulations having application to its business, properties, and assets (including, if appropriate, the Commodity Exchange Act, as amended, the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940 as amended, CFTC regulations, NF A rules, United States and non-United States securities laws, and state securities laws), and there are no actions, suits, proceedings, or investigations pending or, to the knowledge of the undersigned, threatened against Customer or any of its principals or affiliates, at law or in equity or before any governmental department, commission, board, bureau, agency, or instrumentality, or any self-regulatory organization, or any securities or commodity exchange, in which an adverse decision could materially and adversely affect Customer's ability to conduct its business or to comply with, and perform its obligations under, this Agreement;

WHEREAS, Customer hereby represents to ATC that Customer is fully familiar with the speculative nature of commodity interest trading and its high degree of risk suitable only for a person who can sustain substantial losses which may be far in excess of such person's funds on deposit in such person's commodity trading account;

WHEREAS, Customer hereby represents to ATC that Customer is willing and able, financially and otherwise, to assume the risks of commodity interest trading and has the financial ability to bear losses in excess of the amount deposited pursuant to Section 1 of this Agreement; and

WHEREAS, Customer desires to retain ATC as Customer's commodity trading advisor upon the terms and conditions set forth in this Agreement, and ATC desires to service Customer in such capacity upon such terms and conditions;

NOW, THEREFORE, in consideration of the premises set forth above, the parties hereto do hereby agree as follows:

1.                   Customer has deposited the sum set forth at the end of this Agreement in commodity trading accounts (the “Account”) established and maintained with the futures commission merchant named at the end of this Agreement (the “FCM”).

2.                   Customer hereby constitutes, appoints, and authorizes ATC as Customer's true and lawful agent and attorney-in-fact, in Customer's name, place, and stead, to purchase, sell (including short sales), trade, and otherwise acquire, hold, dispose of, and deal in commodity interests, on margin or otherwise, on United States and foreign exchanges, in the interbank market, and otherwise and to make and take delivery of commodities in fulfillment of any commodity interests, all for Customer's Account and risk. Customer hereby gives and grants to ATC full power and authority to act for Customer and on Customer's behalf to do every act and thing whatsoever requisite, necessary, or appropriate to be done in connection with this power of attorney as fully and in the same manner and with the same force and effect as Customer might or could do if personally present, and Customer hereby ratifies all that ATC may lawfully do or cause to be done by virtue of this power of attorney. Customer hereby ratifies and confirms any and all transactions heretofore made by ATC for the Account and agrees that the rights and obligations of Customer in respect thereof shall be governed by the terms of this Agreement.

3.                   ATC’s services to Customer shall not be deemed to be exclusive to Customer, and ATC shall be free to render similar services to others.

4.                   Any and all transactions effected by ATC for the Account shall be subject to the constitution, by-laws, rules, regulations, orders, and customs and usages of the exchange or market where executed (and of its clearinghouse, if any), and to the provisions of the United States Commodity Exchange Act, as amended, and to the rules, regulations, and orders promulgated from time to time thereunder, and to all applicable laws, rules, and regulations of the United States, the various states in the United States, and foreign jurisdictions. ATC shall not be liable to Customer as a result of any action taken by ATC which is necessary to comply with any such constitution, by-law, rule, regulation, order, custom, usage, act, or statute.

5.                   Customer, and not ATC, shall pay all margins, option premiums, brokerage and floor commissions and fees, and other transaction costs and expenses charged and incurred by the FCM and its agents in connection with the Account.

6.                   All transactions effected for the Account by A TC shall be for Customer's Account and risk. ATC has made and makes no guarantee whatsoever as to the success or profitability of ATC’s trading methods and strategies, and Customer acknowledges that Customer has received no such guarantee from ATC or any of its principals, employees, affiliates, or agents and has not entered into this Agreement in consideration of or in reliance upon any such guarantee or similar representation from ATC or any of its employees, affiliates, or agents.

7.                   Neither ATC nor its principals, employees, affiliates, or agents shall be liable to Customer or to any other party, except that ATC shall be liable to Customer for acts by it or its employees, affiliates, or agents which constitute gross negligence, willful malfeasance, or fraud. Customer shall indemnify, hold harmless, and defend ATC and its principals, employees, affiliates, and agents from and against any liability, loss, cost, and expense, including attorneys’ fees, that any of them may become subject to in acting as contemplated under this Agreement, or in connection with any transaction for the Account, or in connection with Customer’s failure to pay any management fees and/or incentive fees to ATC, or in connection with investigating or defending any such liability, loss, cost, or expense covered by this indemnity.

8.                   (A) As compensation for ATC’s services to be rendered pursuant to this Agreement, and for so long as this Agreement is in force and effect, Customer shall pay to ATC fees in accordance with the following fee arrangements:

Management Fee. The management fee, calculated and billed monthly, without regard to whether the Account is profitable, is equal to *** of ***% of the “nominal account value” ( defined in Section 8(B) below) of the Account as of the end of each calendar month (adjusting nominal account value for the purpose of calculating such fee by adding back the management fees and incentive fees accrued or payable and any withdrawals of funds from the Account since the last calendar month-end at which management fees shall have been paid).

__________________

*** Confidential material redacted and filed separately with the Commission.

Incentive Fee. The incentive fee, calculated and billed monthly, is equal to ***% of the increase, if any, in the "nominal account value" (defined in Section 8(B) below) of the Account as of the end of each calendar month (adjusting nominal account value for the purpose of calculating such fee by (a) including interest income earned in the Account, (b) adding back (i) the incentive fees accrued or payable from the Account, (ii) any decline in the nominal account value of funds which can be attributed to funds or notional equity withdrawn from the Account since the beginning of the calendar month that immediately follows the last month-end at which an incentive fee was earned, and (iii) any withdrawals of funds from the Account, and (c) deducting any additional funds deposited in the Account since the last calendar month-end at which an incentive fee shall have been earned or, if no incentive fee shall have been earned previously, since the beginning of the trading period) over the greater of (i) the initial nominal account value of the Account as of the beginning of the trading period, or (ii) the nominal account value of the Account as of the beginning of the calendar month that immediately follows the last month-end at which an incentive fee shall have been earned. For purposes of this Section 8(A), the highest nominal account value of the Account as of the beginning of any previous month shall refer to the nominal account value achieved in the Account governed by this Agreement and shall not refer to any prior or other account( s) that ATC shall have managed or currently manages for Customer.

(B) The term “nominal account value” of a participating customer’s account means the net assets and notional equity in and committed to the account (that is, total assets plus notional equity, plus interest income paid and accrued, plus unrealized profits and losses on open commodity interest positions, minus total liabilities and accrued brokerage commissions).

(C) This Agreement shall not terminate except at the end of a month. If the Customer terminates this Agreement on a date other than at the end of a month, management fees and/or incentive fees shall be calculated as if such termination date were the end of a month. If this Agreement shall be terminated, Customer shall be billed for management fees and/or incentive fees accrued to the date of such termination and Customer's obligation to pay future fees shall terminate. Customer shall not be entitled to a refund of any management fees and/or incentive fees paid or accrued to the date of the termination of this Agreement.

(D) Following the end of each month, the Account shall automatically be debited for, and ATC shall be paid, the amount of management fees and incentive fees, respectively, that are due and owing to ATC. Concurrently therewith, ATC shall send to Customer a bill for such fees. A bill shall be deemed sent to Customer upon ATC’s depositing such bill in the United States mail in a first-class, postage pre-paid envelope addressed to Customer and shall be deemed delivered to Customer personally whether actually received or not. A bill shall be deemed correct and shall be conclusive and binding on Customer unless a written or verbal objection from Customer shall be received by ATC within ten business days after such bill shall have been mailed by ATC. Customer shall authorize the FCM to transfer to ATC management fees and incentive fees from the Account upon receipt of a bill for such fees from ATC.

9. Customer hereby authorizes and directs the FCM to send to ATC a copy of the monthly account statements with respect to the Account which are sent to Customer, and the FCM is similarly authorized and directed to provide ATC with copies of all confirmations, purchase and sale statements and other documents relating to the Account.

__________________

*** Confidential material redacted and filed separately with the Commission.

10. This Agreement shall become effective only after it shall have been signed by all parties. This Agreement is a continuing one and shall remain in full force and effect until terminated by written notice of either party to the other party as provided herein. This Agreement may be terminated by Customer, or in the event of Customer’s death, incompetence, incapacity, disability, bankruptcy, dissolution, liquidation, insolvency, or termination by Customer’s legal representative, by giving written notice of termination or written notice of Customer's death, incompetence, incapacity, disability, bankruptcy, dissolution, liquidation, insolvency, or termination, as the case may be, to ATC, which notice shall be deemed effective upon ATC’s actual receipt of such notice. ATC may terminate this Agreement by giving written notice of termination to Customer, which notice shall be deemed effective upon ATC’s depositing such notice in the United States mail in a first-class, postage pre-paid envelope addressed to Customer. Any such notice of termination given by Customer or ATC shall have no effect upon liabilities and commitments initiated, made, or accrued prior to the effective date of such termination.

11. All notices to either party shall be in writing. All notices to ATC shall be sent to ATC at the address appearing at the beginning of this Agreement. All notices and bills to Customer shall be sent to Customer at the address appearing at the end of this Agreement. Either party from time to time may designate in writing any other address to which notices, bills, and communications to such party may be sent.

12. This Agreement may not be assigned by either party without the prior express written consent of the other party.

13. This Agreement constitutes the entire agreement between the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as between the parties unless it is in writing and signed by the party against whom enforcement is sought.

14. No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed by the parties. No amendment or waiver of any provision of this Agreement may be implied from any course of dealing between the parties or from the failure of either party to assert its rights under this Agreement on any occasion or series of occasions.

15. If any provision of this Agreement is, or at any time shall become, inconsistent with any present or future law, rule, regulation, or ruling of any jurisdiction, court, or regulatory body, exchange, or board having jurisdiction, such provision shall be deemed rescinded or modified to conform to such law, rule, regulation, or ruling and the remaining provisions of this Agreement shall not be affected thereby and shall remain in full force and effect.

16. This Agreement shall be deemed to have been made under, and shall be governed by and construed and enforced in accordance with, the law of the State of Illinois, USA (excluding the law thereof which requires the application of or reference to the law of any other jurisdiction).

17. The parties agree that any action or proceeding arising, directly, indirectly, or otherwise in connection with, out of, related to, or from this Agreement, any breach hereof, or any transaction covered hereby shall be resolved, whether by arbitration or otherwise, within the City of Chicago, Cook County, State of Illinois, USA Accordingly, the parties consent and submit to the jurisdiction of the federal and state courts located within the City of Chicago, Cook County, State of Illinois, USA The parties further agree that any action or proceeding brought by either party to enforce any right, assert any claim, or obtain any relief whatsoever in connection with this Agreement shall be commenced by such party exclusively in the federal or state courts, or if appropriate, before an arbitral body, located within the City of Chicago, Cook County, State of Illinois, USA

18. If more than one person is signing this Agreement as Customer, each undertaking herein shall be a joint and several undertaking of all such persons, and the foregoing grant of power of attorney and authority to ATC shall be a joint and several grant by all such persons. Actions of any one Customer pursuant to this Agreement shall bind all such Customers unless indicated below. An Account in joint names creates a joint tenancy with right of survivorship and not tenancy in common.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the 29th day of October, 2010.

ABRAHAM TRADING COMPANY

/s/ Salem A. Abraham
Salem A. Abraham, President

/s/ Adam Langley	4200 Northside Parkway
First Customer’s Signature
Building 11, Suite 200
ADF Trading Company V, LLC Adam Langley, Chief Compliance Officer
Atlanta, GA 30327
First Customer’s Name and Title	First Customer’s Address-- Street, City, State, Zip Code

(404) 879-5130
First Customer’s Telephone

Second Customer’s Signature

Second Customer’s Name and Title	Second Customer’s Address-- Street, City, State, Zip Code

Second Customer’s Telephone

Newedge USA, LLC	500 West Jackson
Name of FCM
Chicago, IL 60661

Cindy Deangelo
Name and Title of Individual Contact at FCM	FCM’s address-- Street, City, State, Zip Code

$***	(312) 928-7346
Amount of deposit with FCM [1]	First Customer’s Telephone

1 The CFTC requires inclusion of the following special disclosure for partially-funded accounts (which account-owners also must complete the attached “Form of Notional Funds Letter”)

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*** Confidential material redacted and filed separately with the Commission.

YOU SHOULD REQUEST YOUR COMMODITY TRADING ADVISOR TO ADVISE YOU OF THE AMOUNT OF CASH OR OTHER ASSETS (ACTUAL FUNDS) WHICH SHOULD BE DEPOSITED TO THE ADVISOR'S TRADING PROGRAM FOR YOUR ACCOUNT TO BE CONSIDERED “FULLY FUNDED.” THIS IS THE AMOUNT UPON WHICH THE COMMODITY TRADING ADVISOR WILL DETERMINE THE NUMBER OF CONTRACTS TRADED IN YOUR ACCOUNT AND SHOULD BE AN AMOUNT SUFFICIENT TO MAKE IT UNLIKELY THAT ANY FURTHER CASH DEPOSITS WOULD BE REQUIRED FROM YOU OVER THE COURSE OF YOUR PARTICIPATION IN THE COMMODITY TRADING ADVISOR'S PROGRAM.

YOU ARE REMINDED THAT THE ACCOUNT SIZE YOU HAVE AGREED TO IN WRITING (THE “NOMINAL” OR “NOTIONAL” ACCOUNT SIZE) IS NOT THE MAXIMUM POSSIBLE LOSS THAT YOUR ACCOUNT MAY EXPERIENCE. YOU SHOULD CONSULT THE ACCOUNT STATEMENTS RECEIVED FROM YOUR FUTURES COMMISSION MERCHANT IN ORDER TO DETERMINE THE ACTUAL ACTIVITY IN YOUR ACCOUNT, INCLUDING PROFITS, LOSSES AND CURRENT CASH EQUITY BALANCE. TO THE EXTENT THAT THE EQUITY IN YOUR ACCOUNT IS AT ANY TIME LESS THAN THE NOMINAL ACCOUNT SIZE, YOU SHOULD BE AWARE OF THE FOLLOWING:

1. ALTHOUGH YOUR GAINS AND LOSSES, FEES AND COMMISSIONS MEASURED IN DOLLARS WILL BE THERE SAME, THEY WILL BE GREATER WHEN EXPRESSED AS A PERCENTAGE OF ACCOUNT EQUITY.

2. YOU MAY RECEIVE MORE FREQUENT AND LARGER MARGIN CALLS.

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ABRAHAM TRADING COMPANY

Moody Building, Second & Main

Canadian, Texas 79014

(806) 323-8000

ARBITRATION AGREEMENT

The undersigned customer(s) (“Customer”) hereby agrees that any controversy between Customer and Abraham Trading Company ("ATC") or any of its principals, employees, affiliates, or agents, or its or their respective successors or assigns (hereinafter referred to as “affiliated persons”) arising directly, indirectly, or otherwise in connection with, out of, related to, or from Customer's accounts with ATC, transactions between Customer and ATC, or any of its affiliated persons, or the Customer Agreement and Trading Authorization, Authorization to Pay Fees, or any other document or agreement now or hereafter existing that relates to Customer's accounts with ATC, or any breach of any of them or any transactions effected pursuant to them shall, except as provided below, be resolved by binding arbitration before a forum chosen in accordance with the following procedure. At such time as Customer notifies ATC or any of its affiliated persons that Customer intends to submit a controversy to arbitration or at such time as ATC or any of its affiliated persons notifies Customer that ATC or any of its affiliated persons intends to submit a controversy to arbitration, Customer shall have the opportunity to choose a forum from a list of two or more qualified forums provided by ATC. A “qualified forum” is an organization whose procedures for conducting arbitration comply with the requirements of United States Commodity Trading Commission (“CFTC”) Regulation Section 180.2.

As required by CFTC Regulation Section 180.3, A TC or any of its affiliated persons who is a party to any controversy arbitrated pursuant to this Arbitration Agreement shall pay any incremental fees which may be assessed by a qualified forum for provision of a mixed arbitration panel, unless the arbitrator( s) hearing the controversy shall determine that Customer has acted in bad faith in initiating or conducting the arbitration. A "mixed arbitration panel" is an arbitration panel composed of one or more persons, a majority of whom are not members of a contract market or employed by or otherwise associated with a member of a contract market and are not otherwise associated with a contract market.

Any award rendered in any arbitration conducted pursuant to this Arbitration Agreement shall be final and binding on and enforceable against Customer in accordance with the substantive law of the State of Texas, USA, and judgment may be entered on any such award by any court having jurisdiction thereof.

THREE FORUMS EXIST FOR THE RESOLUTION OF COMMODITY DISPUTES: CIVIL COURT LITIGATION, REPARATIONS AT THE COMMODITY FUTURES TRADING COMMISSION (CFTC), AND ARBITRATION CONDUCTED BY THE NATIONAL FUTURES ASSOCIATION.

THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT TO THIS ARBITRATION AGREEMENT BE VOLUNTARY.

BY SIGNING THIS AGREEMENT, YOU: (1) MAY BE WAIVING YOUR RIGHT TO SUE IN A COURT OF LAW; AND (2) ARE AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTERCLAIMS WHICH YOU OR ATC OR ANY ITS AFFILIATED PERSONS MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. YOU ARE NOT, HOWEVER, WAIVING YOUR RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, YOU WILL BE NOTIFIED IF ATC OR ANY OF ITS AFFILIATED PERSONS INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF YOU BELIEVE A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF YOU PREFER TO REQUEST A SECTION 14 “REPARATIONS” PROCEEDING BEFORE THE CFTC, YOU WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

YOU NEED NOT SIGN THIS AGREEMENT TO OPEN AN ACCOUNT WITH ATC. SEE 17 CFR 180.1-180.5.

/s/ Adam Langley
First Customer’s Signature	Second Customer’s Signature

ADF Trading Company V, LLC Adam Langley, Chief Compliance Officer

First Customer’s Name and Title	Second Customer’s Name and Title

October 29, 2010
Date	Date

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